Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2013 of:

Global Discovery Portfolio (the "Portfolio")

All references in the Summary Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

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At Joint Special Meetings of Shareholders, Class H shareholders of the Portfolio approved a Plan of Reclassification for the Portfolio pursuant to which Class H shares will be reclassified as Class P shares and the corresponding Articles of Amendment to the Fund's Articles of Amendment and Restatement. Upon the reclassification, each Class H shareholder of the Portfolio will own Class P shares of the Portfolio having an aggregate value equal to the aggregate value of Class H shares of the Portfolio held by that shareholder as of the close of business of the day of the reclassification. It is expected that the closing date of the reclassification whereby the Plan of Reclassification will take effect will be September 9, 2013. In addition, the Board of Directors of the Fund has approved renaming the Portfolio's Class P shares as "Class A shares." As a result, effective September 9, 2013, all references to Class H shares of the Portfolio in the Summary Prospectus are hereby deleted and all references to Class P shares of the Portfolio in the Summary Prospectus are hereby changed to Class A shares.

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The following changes to the Summary Prospectus are effective September 16, 2013:

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	3.43%	3.43%	3.43%
Total Annual Portfolio Operating Expenses*	4.33%	4.58%	5.08%
Fee Waiver and/or Expense Reimbursement*	2.98%	2.88%	2.88%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.70%	2.20%

The following table replaces the "Example" table in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$428	$739	$1,624
Class A†	$689	$1,033	$1,400	$2,428
Class L	$223	$688	$1,180	$2,534

The footnote following the section of the Summary Prospectus entitled "Example" is hereby deleted and replaced with the following:

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I, 1.70% for Class A and 2.20% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  GLDISSPT-0813